UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2023
STONERIDGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377
(Address of principal executive offices, and Zip Code)
(248) 489-9300
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    After a comprehensive search by a national third-party search firm conducted on behalf of the Nominating and Corporate Governance Committee (the “NCG Committee”) of the Company’s Board of Directors (the “Board”), and after a recommendation by the NCG Committee, effective February 21, 2023, the Board elected Carsten J. Reinhardt, 55, to the Board. In conjunction with Mr. Reinhardt’s election, the Board increased the Board’s size by one to bring the total number of directors to nine. Mr. Reinhardt will serve a term that continues until the 2023 Annual Meeting of Shareholders , and is expected to be a nominee for Board election by the shareholders at the 2023 Annual Meeting of Shareholders.
Mr. Reinhardt’s compensation for his services as a director will be the same as the Company’s other non-management, independent directors, as described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 7, 2022, under “Director Compensation.”
There are no arrangements or understandings between Mr. Reinhardt and any other person pursuant to which Mr. Reinhardt was elected as a director. The Company believes there are no transactions in which Mr. Reinhardt has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Mr. Reinhardt meets the independence criteria set forth in the Company’s corporate governance guidelines and applicable rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange.
Please refer to the press release dated February 21, 2023 announcing Mr. Reinhardt’s appointment to the Company’s Board of Directors for additional information regarding his background.
ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 21, 2023, announcing the election of Carsten J. Reinhardt to the Company’s Board of Directors.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: February 21, 2023	/s/ Matthew R. Horvath
Matthew R. Horvath Chief Financial Officer and Treasurer (Principal Financial Officer)